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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report:	November 29, 2001
Date of Earliest Event Reported:	November 26, 2001

BOISE CASCADE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-5057	82-0100960
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
1111 West Jefferson Street P.O. Box 50 Boise, Idaho (Address of principal executive offices)		83728-0001 (Zip Code)
208/384-6161
(Registrant's telephone number, including area code)

Item 5.  Other Events

    On November 26, 2001, Boise Cascade Corporation (the "Company") filed a preliminary Prospectus Supplement supplementing the Prospectus contained in and forming part of the Registration Statement on Form S-3 of the Company and Boise Cascade Trust I (Registration Statement Nos. 333-74981 and 333-74981-01) (the "Registration Statement"), which together describe the Adjustable Conversion-rate Equity Security Units to be offered, issued and sold to the public by the Company.

    The exhibits to this Current Report on Form 8-K are incorporated into the Registration Statement by reference.

Item 7.  Financial Statements and Exhibits

(c) Exhibits.
Exhibit 4.1
Form of Amended and Restated Declaration of Trust of Boise Cascade Trust I among the Company, as depositor, BNY Western Trust Company, as property trustee, and The Bank of New York (Delaware), as Delaware trustee
Exhibit 4.2	Form of Trust Preferred Security of Boise Cascade Trust I (included in Exhibit 4.1)
Exhibit 4.3	Form of Guarantee Agreement between the Company, as guarantor, and BNY Western Trust Company, as guarantee trustee
Exhibit 23.4	Consent of Bell, Boyd & Lloyd LLC

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE CASCADE CORPORATION
	By	Karen E. Gowland

Karen E. Gowland Vice President and Corporate Secretary
Date: November 29, 2001

EXHIBIT INDEX

Number	Description	Page Number
Exhibit 4.1	Form of Amended and Restated Declaration of Trust of Boise Cascade Trust I among the Company, as depositor, BNY Western Trust Company, as property trustee, and The Bank of New York (Delaware), as Delaware trustee
Exhibit 4.2	Form of Trust Preferred Security of Boise Cascade Trust I (included in Exhibit 4.1)
Exhibit 4.3	Form of Guarantee Agreement between the Company, as guarantor, and BNY Western Trust Company, as guarantee trustee
Exhibit 23.4	Consent of Bell, Boyd & Lloyd LLC

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  Item 5. Other Events
  Item 7. Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX